SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   Form 8-K/A

                               Amendment No. 1 to

                                 Current Report


         Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

Date of Original Report:  May 8, 1998



                      APPLE RESIDENTIAL INCOME TRUST, INC.
             (Exact name of registrant as specified in its charter)


         VIRGINIA                    0-23983               54-1816010
         (State of                  (Commission          (IRS Employer
          Incorporation)            File Number)      Identification No.)


         306 East Main Street
         Richmond, Virginia                    23219
         (Address of principal              (Zip Code)
          executive offices)



              Registrant's telephone number, including area code:
                                 (804) 643-1761

                      APPLE RESIDENTIAL INCOME TRUST, INC.

                                   FORM 8-K/A

                                     Index


Item 7.           Financial Statements, Pro Forma Financial
                  Information and Exhibits

          a.      Independent Auditors' Report
                  (Bitter Creek Apartments)

                  Historical Statement of Income
                  and Direct Operating Expenses
                  (Bitter Creek Apartments)

                  Note to Historical Statement of Income
                  and Direct Operating Expenses
                  (Bitter Creek Apartments)

         b.       Pro Forma Balance Sheet as of
                  March 31, 1998 (unaudited)

                  Pro Forma Statement of Operations
                  for the period ended March 31, 1998
                  (unaudited)

                  Pro Forma Statement of Operations
                  for the year ended December 31, 1997
                  (unaudited)

         c.       Exhibit

                  23.1     Consent of Independent Auditors
                           (Bitter Creek Apartments)

         The Company hereby amends Items 7.a., 7.b. and 7.c. of its Current Report on Form 8-K dated May 8,1998 as follows:

                                   ITEM 7.a.

                                  [letterhead]

                             L.P. MARTIN & COMPANY
                              4132 INNSLAKE DRIVE
                          GLEN ALLEN, VIRGINIA  23060
                                 (804) 346-2626
                                 (804) 346-9311

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors
Apple Residential Income Trust, Inc.
Richmond, Virginia

        We have audited the accompanying statement of income and direct operating expenses exclusive of items not comparable to the proposed future operations of the property Bitter Creek Apartments located in Grand Prairie, Texas for the twelve month period ended March 31, 1998. This statement is the responsibility of the management of Bitter Creek Apartments. Our responsibility is to express an opinion on this statement based on our audit.

        We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement. We believe that our audit provides a reasonable basis for our opinion.

        The accompanying statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a filing by Apple Residential Income Trust, Inc.) and excludes material expenses, described in Note 2 to the statement, that would not be comparable to those resulting from the proposed future operations of the property.

        In our opinion, the statement referred to above presents fairly, in all material respects, the income and direct operating expenses of Bitter Creek Apartments (as defined above) for the twelve month period ended March 31, 1998, in conformity with generally accepted accounting principles.


Richmond, Virginia                                  /s/L.P. Martin & Co., P.C.
                                                    -----------------------
May 14, 1998                                        L.P. Martin & Co., P.C.




                            BITTER CREEK APARTMENTS



         STATEMENT OF INCOME AND DIRECT OPERATING EXPENSES EXCLUSIVE OF

                  ITEMS NOT COMPARABLE TO THE PROPOSED FUTURE

                           OPERATIONS OF THE PROPERTY



                    TWELVE MONTH PERIOD ENDED MARCH 31, 1998



INCOME

         Rental and Other Income                                       $     2,629,983
                                                                             ---------



DIRECT OPERATING EXPENSES

         Administrative and Other                                              198,607

         Insurance                                                              61,497

         Repairs and Maintenance                                               392,935

         Taxes, Property                                                       234,304

         Utilities                                                             334,671
                                                                                -------



                        TOTAL DIRECT OPERATING EXPENSES                      1,222,014
                                                                              ---------



                        Operating income exclusive of items not

                        comparable to the proposed future operations

                        of the property                                  $   1,407,969
                                                                             ==========



See accompanying notes to the financial statement.

                            BITTER CREEK APARTMENTS



         NOTES TO THE STATEMENT OF INCOME AND DIRECT OPERATING EXPENSES

            EXCLUSIVE OF ITEMS NOT COMPARABLE TO THE PROPOSED FUTURE

                           OPERATIONS OF THE PROPERTY



                    TWELVE MONTH PERIOD ENDED MARCH 31, 1998





NOTE 1 - ORGANIZATION



Bitter Creek Apartments is a 472 unit garden style apartment complex located on approximately 20.7 acres in Grand Prairie, Texas. The assets comprising the property were owned by Bitter Creek L. P., an entity unaffiliated with Apple Residential Income Trust, Inc., during the financial statement period. Apple Residential Income Trust, Inc. purchased the property in May, 1998.



NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICES



Revenue and Expense Recognition - The accompanying statement of rental operations has been prepared using the accrual method of accounting. In accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission, the statement of income and direct operating expenses excludes interest and non rent related income and expenses not considered comparable to those resulting from the proposed future operations of the property. Excluded expenses are mortgage interest, property depreciation, amortization, legal and professional fees, management fees and entity expenses.



Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.



Repairs and Maintenance - Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.



Advertising - Advertising costs are expensed in the period incurred.

                                   ITEM 7.b.

Pro Forma Consolidated Balance Sheet as of March 31, 1998 (unaudited)
The accompanying Unaudited Pro Forma Consolidated Balance Sheet as of March 31, 1998 is presented as if the Company had owned the properties included in the table below as of March 31, 1998. In the opinion of management all adjustments necessary to reflect the effects of the Offering have been made.
The Unaudited Pro Forma Consolidated Balance Sheet is presented for comparative purposes only and is not necessarily indicative of what the actual financial position of the Company would have been at March 31, 1998, nor does it purport to represent the future financial position of the Company. This Unaudited Pro Forma Consolidated Balance Sheet should be read in conjunction with, and is qualified in its entirety by, the Company's respective historical financial statements and notes thereto.


                                                       Bitter
                                        Historical      Creek
                                          Balance     Pro Forma      Total
                                           Sheet     Adjustments    Pro Forma
                                       ----------------------------------------


Date of acquisition                                    5/8/98

ASSETS
Investment in rental property
   Land                                 $ 19,242,535 $ 3,168,273  $ 22,410,808
   Building and improvements              95,914,449  10,606,827   106,521,276
   Furniture and fixtures                  1,410,819           -     1,410,819
                                       ----------------------------------------
                                         116,567,803  13,775,100   130,342,903
   Less accumulated depreciation          (2,787,548)          -    (2,787,548)
                                       ----------------------------------------
                                         113,780,255  13,775,100   127,555,355

   Cash and cash equivalents              36,601,110 (13,775,100)   22,826,010
   Prepaid expenses                           90,784           -        90,784
   Other assets                              774,271           -       774,271
                                       ----------------------------------------
                                          37,466,165 (13,775,100)   23,691,065
                                       ----------------------------------------

Total Assets                           $ 151,246,420     $     - $ 151,246,420
                                       ========================================

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities
   Accounts payable                        $ 355,938           -  $    355,938
   Accrued expenses                        2,143,818           -     2,143,818
   Rents received in advance                  23,902           -        23,902
   Tenant security deposits                  492,175           -       492,175
                                        ----------------------------------------
                                           3,015,833           -     3,015,833

Shareholders' equity
   Common stock                          148,058,824           -   148,058,824
   Class B convertible stock                  20,000           -        20,000
   Receivable from officer-shareholder       (20,000)          -       (20,000)
   Distributions greater than  net inc       171,763           -       171,763
                                         --------------------------------------
                                         148,230,587           -   148,230,587
                                         --------------------------------------

Total Liabilities and Shareholdes        151,246,420      $    - $ 151,246,420
                                         ======================================


Notes to Pro Forma Balance Sheet
Pro Forma adjustments represent the purchase price of the related property , including the 2% acquisition fee to Cornerstone Realty Income Trust, Inc. allocated between land and building. Adjustments to cash and common stock reflect the use of net proceeds from sales of common stock from the Company's continuous offering.

Pro Forma Consolidated Statement of Operations for the three month period ended March 31, 1998 (unaudited)
The Unaudited Pro Forma Consolidated Statement of Operations for the three month period ended March 31, 1998 is presented as if the 4 property acquisitions during 1998 had occurred on January 1, 1998. The Unaudited Pro Forma Consolidated Statement of Operations assumes the Company qualifying as a REIT, distributing at least 95% of its taxable income, and, therefore, incurring no federal income tax liability for the period presented. In the opinion of management, all adjustments necessary to reflect the effects of these transactions have been made.
The Unaudited Pro Forma Consolidated Statement of Operations is presented for comparative purposes only and is not necessarily indicative of what the actual results of the Company would have been for the three month period ended March 31, 1998 if the acquisitions had occurred at the beginning of the period presented, nor does it purport to be indicative of the results of operations in future periods. The Unaudited Pro Forma Consolidated Statement of Operations should be read in conjunction with, and is qualified in its entirety by, the Company's respective historical financial statements and notes thereto.


                                                                                   Copper       Bitter
                                           Historical   Main Park   Timberglen     Ridge        Creek
                                           Statement of Pro Forma   Pro Forma    Pro Forma    Pro Forma       Pro Forma
                                           Operations   Adjustments Adjustments  Adjustments  Adjustments    Adjustments
                                       -------------------------------------------------------------------------------------------


Date of Acquisition                                  -    2/4/98      2/13/98    3/31/98         5/8/98            -

Rental income                               $4,928,751  $ 122,458    $ 162,912  $ 228,612       $ 657,496          -
Rental expenses:
          Property and maintenance           1,236,828     44,674       39,814    147,405         231,553          -
          Taxes and insurance                  738,151     18,797       21,513     29,927          73,950          -
          Property management                  257,038          -            -          -               -   $ 64,854          (A)
          General and administrative           162,873          -            -          -               -     15,744          (B)
          Amortization                           8,484          -            -          -               -          -
          Depreciation of rental property      889,545          -            -          -               -    183,921          (C)
                                            --------------------------------------------------------------------------------------

Total expenses                               3,292,919     63,471       61,327    177,332         305,503    264,519

Income before interest income (expense)      1,635,832     58,987      101,585     51,280         351,993   (264,519)
Interest income                                336,387          -            -          -               -          -
Interest expense                               (12,501)         -            -          -               -          -
                                            --------------------------------------------------------------------------------------

Net income                                  $1,959,718    $58,987     $101,585    $51,280        $351,993  ($264,519)

Basic and diluted earnings per common
    share                                        $0.14
                                                  ====
Wgt. avg. number of common shares
    outstanding                             13,882,117                                                     2,895,471         (D)
                                            ==========                                                    ==========




                                                      Total
                                                    Pro Forma
                                                  -------------



Date of Acquisition                                       -

Rental income                                        $6,100,229
Rental expenses:
          Property and maintenance                    1,700,274
          Taxes and insurance                           882,338
          Property management                           321,892
          General and administrative                    178,617
          Amortization                                    8,484
          Depreciation of rental property             1,073,466
                                                  --------------

Total expenses                                        4,165,071

Income before interest income (expense)               1,935,158
Interest income                                         336,387
Interest expense                                        (12,501)
                                                  ---------------

Net income                                           $2,259,044

Basic and diluted earnings per common
    share                                                 $0.13
                                                           ====
Wgt. avg. number of common shares
    outstanding                                      16,777,588
                                                     ==========


(A) Represents the property management fees of 5% of rental income and processing costs equal to $2.50 per apartment per month charged by the external management company for the period not owned by the Company.
(B) Represents the advisory fee of .25% of accumulated capital contributions under the "best efforts" offering for the period of time not owned by the Company.
(C) Represents the depreciation expense of the properties acquired based on the purchase price, excluding amounts allocated to land, for the period of time not owned by the Company. The weighted average life of the property depreciated was 27.5 years.
(D) Represents additional common shares assuming the properties were acquired on January 1, 1998 with the net proceeds from the "best efforts" offering of $10 per share (net $8.70 per share).

Pro Forma Consolidated Statement of Operations for the year ended December 31, 1997 (unaudited)
The Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 1997 is presented as if the 12 property acquisitions during 1997 and the 4 property acquisitions during 1998 had occurred on January 1, 1997. The Unaudited Pro Forma Consolidated Statement of Operations assumes the Company qualifying as a REIT, distributing at least 95% of its taxable income, and, therefore, incurring no federal income tax liability for the period presented. In the opinion of management, all adjustments necessary to reflect the effects of these transactions have been made.

The Unaudited Pro Forma Consolidated Statement of Operations is presented for comparative purposes only and is not necessarily indicative of what the actual results of the Company would have been for the year ended December 31, 1997 if the acquisitions had occurred at the beginning of the period presented, nor does it purport to be indicative of the results of operations in future periods. The Unaudited Pro Forma Consolidated Statement of Operations should be read in conjunction with, and is qualified in its entirety by, the Company's respective historical financial statements and notes thereto.



                                                   Historical      1997                      Pro Forma    Main Park  Timberglen
                                                   Statement of Acquisitions Pro Forma       Before 1998   Pro Forma   Pro Forma
                                                   Operations   Adjustments  Adjustments    Acquisitions Adjustments Adjustments
                                                   -----------------------------------------------------------------------------


Date of Acquisition                                     -           -              -               -       2/4/98      2/13/98

Rental income                                      $12,005,968 $ 5,392,558         -        $17,398,526 $ 1,469,496 $ 1,954,938
Rental expenses:
         Property and maintenance                    3,571,484   1,982,189         -          5,553,673     536,090     477,771
         Taxes and insurance                         1,765,741     706,939         -          2,472,680     225,564     258,159
         Property management                           656,267       -       $ 295,813 (A)      952,080         -          -
         General and administrative                    351,081       -          67,262 (B)      418,343         -          -
         Amortization                                   28,490       -             -             28,490         -          -
         Depreciation of rental property             1,898,003       -         792,074 (C)    2,690,077         -          -
                                                     ---------------------------------------------------------------------------

Total expenses                                       8,271,066   2,689,128   1,155,149       12,115,343     761,654     735,930

Income before interest income (expense)              3,734,902   2,703,430  (1,155,149)       5,283,183     707,842   1,219,008
Interest income                                        222,676       -             -            222,676         -          -
Interest expense                                      (458,384)      -             -           (458,384)        -          -
                                                     ------------------------------------     ----------------------------------

Net income                                          $3,499,194 $ 2,703,430 ($1,155,149)      $5,047,475    $707,842  $1,219,008

Basic and diluted earnings per common share              $0.54                                    $0.53
                                                          ====

Wgt. avg. number of common shares outstanding        6,493,114               3,106,405 (D)    9,599,519
                                                    ============           ============       =========



                                                        Copper      Bitter
                                                         Ridge       Creek
                                                        Pro Forma   Pro Forma     Pro Forma      Total
                                                      Adjustments Adjustments   Adjustments   Pro Forma
                                                     ---------------------------------------------------



Date of Acquisition                                     3/31/98     5/8/98        -               -

Rental income                                          $ 914,447 $ 2,629,983      -         $24,367,390
Rental expenses:
         Property and maintenance                        589,618     926,213      -           8,083,365
         Taxes and insurance                             119,708     295,801      -           3,371,912
         Property management                                -          -      $ 383,483 (A)   1,335,563
         General and administrative                         -          -         96,977 (B)     515,320
         Amortization                                       -          -           -             28,490
         Depreciation of rental property                    -          -      1,157,036 (C)   3,847,113
                                                     -----------------------------------------------------

Total expenses                                           709,326   1,222,014  1,637,496      17,181,763

Income before interest income (expense)                  205,121   1,407,969 (1,637,496)      7,185,627
Interest income                                             -          -           -            222,676
Interest expense                                            -          -           -           (458,384)
                                                     -------------------------------------     -----------

Net income                                              $205,121  $1,407,969 ($1,637,496)    $6,949,919

Basic and diluted earnings per common share                                                       $0.49
                                                                                                   ====

Wgt. avg. number of common shares outstanding                                 4,458,690 (D)  14,058,209
                                                                            ===========      ==========



(A) Represents the property management fees of 5% of rental income and processing costs equal to $2.50 per apartment per month charged by the external management company for the period not owned by the Company.
(B) Represents the advisory fee of .25% of accumulated capital contributions under the "best efforts" offering for the period of time not owned by the Company.
(C) Represents the depreciation expense of the properties acquired based on the purchase price, excluding amounts allocated to land, for the period of time not owned by the Company. The weighted average life of the property depreciated was 27.5 years.
(D) Represents additional common shares assuming the properties were acquired on January 1, 1997 with the net proceeds from the "best efforts" offering of $9 per share (net $7.83 per share) for the first $15 million and $10 per share (net $8.70 per share) above $15 million.

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 1997 (UNAUDITED)

The following schedule provides detail of 1997 acquisitions by property included in the Pro Forma Consolidated Statement of Operations for the year ended December 31, 1997.



                                  Brookfield  Eagle Cres  Aspen Hills Mill Crossing  Polo Run    Wildwood     Toscana    The Arbors
                                  Pro Forma   Pro Forma   Pro Forma   Pro Forma      Pro Forma   Pro Forma   Pro Forma   Pro Forma
                                  Adjustments Adjustments Adjustments Adjustments    Adjustments Adjustments Adjustments Adjustments
                                  --------------------------------------------------------------------------------------------------


Date of Acquisitions                1/31/97     1/31/97     1/31/97     2/28/97        03/31/97    03/31/97    03/31/97     4/25/97

Rental income                       $99,879    $266,385    $100,023     $151,389      $326,137    $202,389    $270,812     $460,338
Expenses
         Property and maintenance    32,430      74,735      51,643       77,882       121,983      78,111      82,722      102,132
         Taxes and insurance         12,720      36,546      12,099       19,230        40,508      25,216      35,674       60,729
         Property management          -           -           -            -             -           -           -            -
         General and administrative   -           -           -            -             -           -           -            -
         Depreciation of real estate  -           -           -            -             -           -           -            -
         Amortization                 -           -           -            -             -           -           -            -
                                      ----------------------------------------------------------------------------------------------
                                     45,150     111,281      63,742       97,112       162,491     103,327      118,396     162,861

Income before interest income        54,729     155,104      36,281       54,277       163,646      99,062      152,416     297,477

         Interest income              -           -            -           -             -           -           -            -
         Interest expense             -           -            -           -             -           -           -            -
                                     -----------------------------------------------------------------------------------------------

Net income                          $54,729    $155,104     $36,281      $54,277      $163,646     $99,062     $152,416    $297,477
                                     ===============================================================================================

                                                                                  Copper
                                             Paces Cove  Chaparosa   Riverhill    Crossing
                                             Pro Forma   Pro Forma   Pro Forma   Pro Forma      Total
                                             Adjustments Adjustments Adjustments Adjustments  Pro Forma
                                            -----------------------------------------------------------



Date of Acquisitions                            6/30/97      8/6/97      8/6/97   11/25/97

Rental income                                  $916,348    $ 801,713   $ 892,295 $ 904,850   $5,392,558
Expenses
         Property and maintenance               314,521      286,943     338,906   420,181    1,982,189
         Taxes and insurance                    128,306       97,242     124,028   114,641      706,939
         Property management                     -             -          -         -                 0
         General and administrative              -             -          -         -                 0
         Depreciation of real estate             -             -          -         -                 0
         Amortization                            -             -          -         -                 0
                                            -----------------------------------------------------------
                                                442,827      384,185     462,934   534,822     2,689,128

Income before interest income                   473,521      417,528     429,361   370,028     2,703,430

         Interest income                         -             -           -         -                 0
         Interest expense                        -             -           -         -                 0
                                            -------------------------------------------------------------

Net income                                     $473,521     $417,528    $429,361  $370,028     $2,703,430
                                            ==============================================================





                                   ITEM 7.c.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.

                                   APPLE RESIDENTIAL INCOME TRUST, INC.


Date: June 29, 1998                By:/s/ Glade M. Knight
                                      -------------------
                                      Glade M. Knight
                                      President of
                                      Apple Residential Realty Income
                                      Trust, Inc.

                                 EXHIBIT INDEX

                      Apple Residential Income Trust, Inc.

                    Form 8-K/A to Form 8-K dated May 8, 1998


Exhibit Number             Exhibit                                   Page Number

23.1                       Consent of Independent Auditors
                           (Bitter Creek Apartments)